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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  -------------

                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 1998

                                THE SANDS REGENT
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                     Nevada
                          ----------------------------
                          (State or other jurisdiction
                                of incorporation)

          0-14050                                 88-0201135
   ------------------------         --------------------------------------
   (Commission File Number)         (I. R. S. Employer Identification No.)

                 345 North Arlington Avenue, Reno, Nevada 89501
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               (Address of principal executive offices) (Zip Code)

                                 (702) 348-2210
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              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 2. Acquisition or Disposition of Assets.
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        On December 23, 1998, The Sands Regent (the "Company") closed the sale of all the outstanding capital stock owned by the Company in Patrician, Inc. (Patrician), Gulfside Casino, Inc. (GCI) and Artemis, Inc. (Artemis) to Terry W. Green ("Green") and Joel R. Carter, Sr. ("Carter") pursuant to an Agreement entered into on November 6, 1998. Such sale includes Gulfside Casino Partnership d.b.a. Copa Casino which is a general partnership owned by Patrician, GCI and Artemis. The sales price was $8.5 million payable to the Company in a down payment of $500,000 and in monthly payments of $15,000 or 2% of gross gaming revenue, which ever is greater. All payments are to be held in escrow as security for certain representations and warranties by the Company. The Company anticipates that it will not record a gain or loss on such sale until the Company's net investment in the subsidiaries of approximately
$2.6 million has been recovered from cash payments. Thereafter, the Company will recognize future cash payments as revenue.

        In addition to the sale of the outstanding capital stock of the above subsidiaries, various legal actions with Green and Carter have also been dismissed with prejudice.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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            (b) Pro Forma Financial Information

                It is impracticable to provide the required pro forma financial information at the time of filing of this report. The required pro forma financial information will be filed within 60 days.

            (c) Exhibits.

                10.1 Agreement, dated November 6, 1998, by and between Terry W. Green, Joel R. Carter, Sr., Gulfside Casino Partnership and The Sands Regent (Exhibit 10 (a) to the Company's Form 10-Q for the Quarter ended September 30, 1998, which is incorporated by reference herein)

                99.1     Press Release dated December 28, 1998








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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE SANDS REGENT



                                By: /s/ David R. Wood
                                    --------------------------------------------
                                    David R. Wood, Executive Vice President,
                                    Principal Accounting and Financial Officer


Dated:  January 5, 1999




















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                                  EXHIBIT INDEX


    Exhibit                                                           Page
    Number                        Descripition                         No.
    -------                       ------------                        ----

     10.1         Agreement, dated November 6, 1998, by and
                  between Terry W. Green, Joel R. Carter, Sr.,
                  Gulfside Casino Partnership and The Sands
                  Regent (Exhibit 10 (a) to the Company's Form
                  10-Q for the Quarter ended
                  September 30, 1998, which is
                  incorporated by reference herein)                    n/a

     99.1         Press Release dated December 28, 1998                  1